--------------------------------------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                         ACCRUAL BASIS -1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JUDGE: Honorable Mary F. Walrath
--------------------------------------------------------------------------------

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

                      CONSOLIDATED MONTHLY OPERATING REPORT
                     FOR THE MONTH ENDING: October 31, 1999
               FOR THE PERIOD: October 1, through October 31, 1999
================================================================================
                                           Document    Previously   Explanation
Required Attachments                       Attached    Submitted     Attached

1. Tax Receipts                               ( )         (X)           ( )

2. Bank Statements                           ( X )        ( )           ( )

3. Most recently filed Income Tax             ( )         (X)           ( )
   Return

4. Most recent Annual Financial               ( )         (X)           ( )
   Statements prepared by accountant

NOTE: THIS CONSOLIDATED MONTHLY OPERATING REPORT IS FILED ON A CONSOLIDATED BASIS FOR EACH OF THE 20 ENTITIES THAT IS A DEBTOR-IN-POSSESSION IN THE ABOVE CAPTIONED CASES. INFORMATION, WHERE INDICATED, IS PROVIDED HEREIN WITH RESPECT TO NON-DEBTOR SUBSIDIARIES. THIS INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY ON A BASIS CONSISTENT WITH THE DEBTORS PRIOR PUBLIC FINANCIAL REPORTING.

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

                                                         President
-----------------------------------------------     -----------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE

Thaddeus Bereday  /s/Thaddeus Bereday                     12/15/99
-----------------------------------------------     -----------------------
PRINTED NAME OF RESPONSIBLE PARTY                           DATE

PREPARER:

                                                    Chief Accounting Officer
-----------------------------------------------     ------------------------
ORIGINAL SIGNATURE OF PREPARER                              TITLE

Lois Mannon       /s/Lois Mannon                           12/15/99
-----------------------------------------------     ------------------------
PRINTED NAME OF PREPARER                                     DATE

Pursuant to an agreement with the office of the United States Trustee, this report is to be filed no later than the 45th day of the month following the end of the month covered by the report.

------------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                               ACCRUAL BASIS - 2
------------------------------------------------------

------------------------------------------------------
CASE NUMBERS: 99-108 to 99-127 (MFW)
------------------------------------------------------

------------------------------------------------------
                                                                                    FOURTH QUARTER
     COMPARATIVE BALANCE SHEET                                                      ------

-----------------------------------------------------------------------------------------------------------
                                                           MONTH               MONTH               MONTH
                                                      -----------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------
     UNRESTRICTED CASH
-----------------------------------------------------------------------------------------------------------
     RESTRICTED CASH                                                 SEE ATTACHED BALANCE SHEET
-----------------------------------------------------------------------------------------------------------
  1. TOTAL CASH
-----------------------------------------------------------------------------------------------------------
  2. ACCOUNTS RECEIVABLE (NET)
-----------------------------------------------------------------------------------------------------------
  3. INVENTORY
-----------------------------------------------------------------------------------------------------------
  4. NOTES RECEIVABLE
-----------------------------------------------------------------------------------------------------------
  5. PREPAID EXPENSES
-----------------------------------------------------------------------------------------------------------
  6. OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------
  7. TOTAL CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------
  8. PROPERTY, PLANT & EQUIPMENT
-----------------------------------------------------------------------------------------------------------
  9. LESS: ACCUMULATED
     DEPRECIATION / DEPLETION
-----------------------------------------------------------------------------------------------------------
 10. NET PROPERTY, PLANT &
     EQUIPMENT
-----------------------------------------------------------------------------------------------------------
 11. DUE FROM AFFILIATES & INSIDERS
-----------------------------------------------------------------------------------------------------------
     AMORTIZATION (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------
 13. OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------
 14. TOTAL ASSETS
-----------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------
 15. ACCOUNTS PAYABLE
-----------------------------------------------------------------------------------------------------------
 16. TAXES PAYABLE
-----------------------------------------------------------------------------------------------------------
 17. NOTES PAYABLE
-----------------------------------------------------------------------------------------------------------
 18. PROFESSIONAL FEES
-----------------------------------------------------------------------------------------------------------
 19. SECURED DEBT
-----------------------------------------------------------------------------------------------------------
 20. DUE TO AFFILIATES & INSIDERS
-----------------------------------------------------------------------------------------------------------
 21. OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------
 22. TOTAL POSTPETITION
     LIABILITIES
-----------------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
-----------------------------------------------------------------------------------------------------------
 23. SECURED DEBT
-----------------------------------------------------------------------------------------------------------
 24. PRIORITY DEBT
-----------------------------------------------------------------------------------------------------------
 25. UNSECURED DEBT
-----------------------------------------------------------------------------------------------------------
 26. OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------
 27. TOTAL PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------
 28. TOTAL LIABILITIES
-----------------------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------------------
 29. PREPETITION OWNERS' EQUITY
-----------------------------------------------------------------------------------------------------------
 30. POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)
-----------------------------------------------------------------------------------------------------------
     DIRECT CHARGES TO EQUITY
     (ATTACH EXPLANATION)
-----------------------------------------------------------------------------------------------------------
 31. TOTAL EQUITY
-----------------------------------------------------------------------------------------------------------
 32. TOTAL LIABILITIES &
     OWNERS' EQUITY
-----------------------------------------------------------------------------------------------------------

                 SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                           DEBTORS - IN - POSSESSION
                          CONSOLIDATING BALANCE SHEET
                            AS OF: OCTOBER 31, 1999

NOTE: THE FOLLOWING ARE PRELIMINARY FINANCIAL STATEMENTS. A NUMBER OF ESTIMATES ARE USED IN THE PREPARATION OF THESE FINANCIAL STATEMENTS. ACTUAL FINAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PRESENTED.

                                                   NON-DEBTOR SUBSIDIARIES
                                                 (Provided for informational
                                             purposes only on a basis consistent
                                              with the Debtors previous public
                                                    financial reporting)

                                                                                           Total
                                               SMTK                  SMTK               Debtors and
                                             Debtors              Non-debtors           Non-debtors
                                        ---------------         ---------------       ---------------
Assets
Current assets:
  Cash                                     77,285,357                      -             77,285,357
  Cash held for non-debtors                 1,066,744                      -              1,066,744
  AT&T holdback note receivable            40,000,000                      -             40,000,000
  Interest receivable                       1,166,667                      -              1,166,667
  Notes receivable, net                       200,000                      -                200,000
  Inventory                                 1,850,000                      -              1,850,000
  Prepaid expenses                              4,017                      -                  4,017
                                        ---------------         ---------------       ---------------
Total current assets                      121,572,785                      -            121,572,785

Non current assets:
  Property and equipment, net                  81,963                      -                 81,963
                                        ---------------         ---------------       ---------------
Total non current assets                       81,963                      -                 81,963

Total assets                              121,654,748                      -            121,654,748
                                        ===============         ===============       ===============

Liabilities and equity
Current liabilities:
  Postpetition accounts payable             4,220,149                868,617              5,088,766
  Other accrued                             4,350,818                216,475              4,567,293
                                        ---------------         ---------------       ---------------
Total current liabilities                   8,570,967              1,085,092              9,656,059

Prepetition liabilities:
  Accounts payable                         46,196,344                      -             46,196,344
  Excise & sales tax payable                2,465,777                      -              2,465,777
  Other accrued                            19,851,593                      -             19,851,593
  Accrued interest                          4,171,498                      -              4,171,498
  Long term debt                          150,867,550                      -            150,867,550
  Notes payable-Century/DTR                 4,297,998                      -              4,297,998
                                        ---------------         ---------------       ---------------
Total prepetition liabilities             227,850,760                      -            227,850,760
                                        ---------------         ---------------       ---------------

Total liabilities                         236,421,727              1,085,092            237,506,819

Intercompany                               (3,398,738)             3,398,738                      -

Shareholders' equity (deficit):
  Common stock                            278,227,663                      -            278,227,663
  Beginning accumulated deficit          (170,658,280)            (3,695,301)          (174,353,581)
  Current year profit (loss)             (218,937,624)              (788,529)          (219,726,153)
                                        ---------------         ---------------       ---------------
Total shareholders' equity               (111,368,241)            (4,483,830)          (115,852,071)
                                        ---------------         ---------------       ---------------

Total liabilities and equity              121,654,748                      -            121,654,748
                                        ===============         ===============       ===============

Readers are cautioned to read the attached addendum to the financial statements.

                  SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                              DEBTORS-IN-POSSESSION
                        ADDENDUM TO FINANCIAL STATEMENTS
                      For the month ended October 31, 1999


On March 31, 1999 (the "Closing Date"), pursuant to the terms of an Asset Purchase Agreement, dated January 19, 1999 (as amended, the "Purchase Agreement"), among SmarTalk TeleServices, Inc. ("SMTK"), and its Debtor and Non-Debtor subsidiaries (collectively, the "Company") and AT&T Corp. ("AT&T"), AT&T purchased substantially all the assets of the Company for aggregate consideration of approximately $145 million consisting of approximately $96 million in cash and payment of approximately $9 million in indebtedness and transaction costs and a $40 million promissory note issued by AT&T in favor of SMTK. The purchase price is subject to downward adjustments pursuant to a post-closing purchase price adjustment formula and in the event of claims by AT&T.

1. The Company's preliminary financial statements have been prepared based on the Closing Statements (as defined in the Purchase Agreement) delivered to the Company by AT&T on or about May 15, 1999. The Closing Statements are subject to a review period by the Company and its representatives and become final and binding only after any disagreements between the Company, its representatives and AT&T have been resolved pursuant to the procedures set forth in the Purchase Agreement (including the submission of any disagreements to arbitration by a mutually acceptable public accounting firm with nationally recognized auditing experience). The Company and AT&T currently are negotiating several such disagreements. The final Closing Statements and the Purchase Price Adjustment Statement (as defined in the Purchase Agreement) may alter the Company's presentation of its financial results. The Company intends to work closely with the Official Committee of Unsecured Creditors and its legal and financial advisors (collectively, the "Committee") to finalize the Closing Statements and the Purchase Price Adjustment Statement and, if necessary, will adjust its financial results in future consolidated monthly operating reports.

2. In connection with the Purchase Agreement, AT&T delivered a $40,000,000 promissory note (the "Holdback Note") to SMTK as partial consideration for the purchase of substantially all the Company's assets. The Holdback Note is subject to adjustment pending completion of the Company's review of the Closing Statements and the Purchase Price Adjustment Statement as well as in the event of certain claims by AT&T. On September 30, 1999, AT&T withheld the first installment payment due under the Holdback Note by asserting that AT&T is entitled to indemnification under the terms of the Purchase Agreement for alleged losses exceeding $20,000,000. If AT&T's allegations are ultimately upheld, the principal amount of the Holdback Note will be permanently reduced by the amount of AT&T's losses. The Company, the Committee and their advisors deny the claims made by AT&T and intend to dispute vigorously AT&T's alleged entitlement to indemnification under the Purchase Agreement and Holdback Note. Due to the uncertainty surrounding the amount of adjustments, if any, to the Holdback Note, the Company will continue to report the value of the Holdback Note as the stated $40,000,000 face amount until the Closing Statements are finalized and the alleged claims asserted by AT&T are resolved as provided in the Purchase Agreement.

3. In connection with the sale of substantially all of the Company's assets to AT&T, the Company recognized a loss on the impairment and anticipated liquidation values of certain assets that were excluded from the AT&T sale transaction. During October 1999, the Company collected a note receivable for $1,250,000. The Company undertakes no obligation to update its estimate of the loss or impairment of its assets and the related liquidation losses (other than updates that are consistent with the Debtors' obligations to file monthly operating reports).

4. In connection with the claims reconciliation process pursuant to the Company's bankruptcy proceeding, the Bankruptcy Court established a bar date of July 16, 1999 for the filing of proofs of claims. Through the date hereof, numerous claims have been submitted specifying amounts that may differ from the Company's records or that may overstate the actual value of the Company's obligations with respect to such claims. The Company and its professional advisors will perform a claims analysis process that will involve investigating and reconciling the filed proofs of claims to the Company's records. As the actual amounts of claims are established, the Company will make appropriate adjustments in future monthly operating reports to its previously reported pre-petition liabilities and income.


         The foregoing estimates represent the Company's views with respect to future events and financial performance. These estimates are subject to risks and uncertainties that could cause actual results and performance to differ from such statements (including the process set forth in the Purchase Agreement for finalizing the Closing Statements and the Purchase Price Adjustment Statement). Readers are cautioned not to place reliance on such estimates and the Company undertakes no obligation to update such estimates, whether as a result of new information, future events or otherwise (other than updates that are consistent with the Debtors' obligations to file monthly operating reports).

--------------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                       ACCRUAL BASIS - 3
--------------------------------------------------------

--------------------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)                            FOURTH QUARTER
--------------------------------------------------------         ------


-----------------------------
INCOME STATEMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                             MONTH               MONTH              MONTH
                                                      -----------------------------------------------------------         QUARTER
REVENUES                                                                                                                   TOTAL
------------------------------------------------------------------------------------------------------------------------------------
 1. GROSS REVENUES
------------------------------------------------------------------------------------------------------------------------------------
 2. LESS: RETURNS & DISCOUNTS                                       SEE ATTACHED INCOME STATEMENT
------------------------------------------------------------------------------------------------------------------------------------
 3. NET REVENUE
------------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------------------------------------
 4. BEGINNING INVENTORY
------------------------------------------------------------------------------------------------------------------------------------
 5. ADD: PURCHASES
------------------------------------------------------------------------------------------------------------------------------------
 6. LESS: ENDING INVENTORY
------------------------------------------------------------------------------------------------------------------------------------
 7. TOTAL COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------------------------------------
 8. GROSS PROFIT
------------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
 9. OFFICER / INSIDER  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------------
10. DIRECT LABOR / SALARIES
------------------------------------------------------------------------------------------------------------------------------------
11. PAYROLL TAXES
------------------------------------------------------------------------------------------------------------------------------------
12. RENT & LEASE EXPENSE
------------------------------------------------------------------------------------------------------------------------------------
13. INSURANCE
------------------------------------------------------------------------------------------------------------------------------------
14. DEPRECIATION / DEPLETION / AMORTIZATION
------------------------------------------------------------------------------------------------------------------------------------
15. GENERAL & ADMINISTRATIVE
------------------------------------------------------------------------------------------------------------------------------------
16. OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
17. TOTAL OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
18. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE
------------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
19. NON-OPERATING INCOME (ATT. LIST)
------------------------------------------------------------------------------------------------------------------------------------
20. NON-OPERATING EXPENSE (ATT. LIST)
------------------------------------------------------------------------------------------------------------------------------------
21. INTEREST EXPENSE
------------------------------------------------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
23. NET OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
24. PROFESSIONAL FEES
------------------------------------------------------------------------------------------------------------------------------------
25. U.S. TRUSTEE FEES
------------------------------------------------------------------------------------------------------------------------------------
26. OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------------------
27. TOTAL REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
28. INCOME TAX
------------------------------------------------------------------------------------------------------------------------------------
29. NET PROFIT (LOSS)
------------------------------------------------------------------------------------------------------------------------------------

                  SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                            DEBTORS - IN - POSSESSION
                         CONSOLIDATING INCOME STATEMENT
                      For the month ended October 31, 1999

NOTE: THE FOLLOWING ARE PRELIMINARY FINANCIAL STATEMENTS. A NUMBER OF ESTIMATES ARE USED IN THE PREPARATION OF THESE FINANCIAL STATEMENTS. ACTUAL FINAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PRESENTED.

                                                  NON-DEBTOR SUBSIDIARIES
                                                (Provided for informational
                                             purposes only on a basis consistent
                                              with the Debtors previous public
                                                    financial reporting)

                                                                             Total
                                    SMTK                SMTK              Debtors and
                                   Debtors           Non-debtors          Non-debtors
                                ------------        -------------        -------------
Revenue                                    -                    -                    -

Cost of revenue                            -                    -                    -
                                ------------        -------------        -------------

   Gross profit                            -                    -                    -

Expenses:
General and administrative           285,472               23,406              308,878

Reorganization costs:
Professionals cost                 1,622,921                    -            1,622,921
Other                                 63,019               17,452               80,471
                                ------------        -------------        -------------
   Operating profit (loss)        (1,971,412)             (40,858)          (2,012,270)

Other income                           7,625                    -                7,625
Interest income                      422,095                2,664              424,759
                                ------------        -------------        -------------
Net profit (loss)                 (1,541,692)             (38,194)          (1,579,886)
                                ============        =============        =============




Readers are cautioned to read the attached addendum to the financial statements.

                  SMARTALK TELESERVICES, INC. AND SUBSIDIARIES
                              DEBTORS-IN-POSSESSION
                        ADDENDUM TO FINANCIAL STATEMENTS
                      For the month ended October 31, 1999


On March 31, 1999 (the "Closing Date"), pursuant to the terms of an Asset Purchase Agreement, dated January 19, 1999 (as amended, the "Purchase Agreement"), among SmarTalk TeleServices, Inc. ("SMTK"), and its Debtor and Non-Debtor subsidiaries (collectively, the "Company") and AT&T Corp. ("AT&T"), AT&T purchased substantially all the assets of the Company for aggregate consideration of approximately $145 million consisting of approximately $96 million in cash and payment of approximately $9 million in indebtedness and transaction costs and a $40 million promissory note issued by AT&T in favor of SMTK. The purchase price is subject to downward adjustments pursuant to a post-closing purchase price adjustment formula and in the event of claims by AT&T.

1. The Company's preliminary financial statements have been prepared based on the Closing Statements (as defined in the Purchase Agreement) delivered to the Company by AT&T on or about May 15, 1999. The Closing Statements are subject to a review period by the Company and its representatives and become final and binding only after any disagreements between the Company, its representatives and AT&T have been resolved pursuant to the procedures set forth in the Purchase Agreement (including the submission of any disagreements to arbitration by a mutually acceptable public accounting firm with nationally recognized auditing experience). The Company and AT&T currently are negotiating several such disagreements. The final Closing Statements and the Purchase Price Adjustment Statement (as defined in the Purchase Agreement) may alter the Company's presentation of its financial results. The Company intends to work closely with the Official Committee of Unsecured Creditors and its legal and financial advisors (collectively, the "Committee") to finalize the Closing Statements and the Purchase Price Adjustment Statement and, if necessary, will adjust its financial results in future consolidated monthly operating reports.

2. In connection with the Purchase Agreement, AT&T delivered a $40,000,000 promissory note (the "Holdback Note") to SMTK as partial consideration for the purchase of substantially all the Company's assets. The Holdback Note is subject to adjustment pending completion of the Company's review of the Closing Statements and the Purchase Price Adjustment Statement as well as in the event of certain claims by AT&T. On September 30, 1999, AT&T withheld the first installment payment due under the Holdback Note by asserting that AT&T is entitled to indemnification under the terms of the Purchase Agreement for alleged losses exceeding $20,000,000. If AT&T's allegations are ultimately upheld, the principal amount of the Holdback Note will be permanently reduced by the amount of AT&T's losses. The Company, the Committee and their advisors deny the claims made by AT&T and intend to dispute vigorously AT&T's alleged entitlement to indemnification under the Purchase Agreement and Holdback Note. Due to the uncertainty surrounding the amount of adjustments, if any, to the Holdback Note, the Company will continue to report the value of the Holdback Note as the stated $40,000,000 face amount until the Closing Statements are finalized and the alleged claims asserted by AT&T are resolved as provided in the Purchase Agreement.

3. In connection with the sale of substantially all of the Company's assets to AT&T, the Company recognized a loss on the impairment and anticipated liquidation values of certain assets that were excluded from the AT&T sale transaction. During October 1999, the Company collected a note receivable for $1,250,000. The Company undertakes no obligation to update its estimate of the loss or impairment of its assets and the related liquidation losses (other than updates that are consistent with the Debtors' obligations to file monthly operating reports).

4. In connection with the claims reconciliation process pursuant to the Company's bankruptcy proceeding, the Bankruptcy Court established a bar date of July 16, 1999 for the filing of proofs of claims. Through the date hereof, numerous claims have been submitted specifying amounts that may differ from the Company's records or that may overstate the actual value of the Company's obligations with respect to such claims. The Company and its professional advisors will perform a claims analysis process that will involve investigating and reconciling the filed proofs of claims to the Company's records. As the actual amounts of claims are established, the Company will make appropriate adjustments in future monthly operating reports to its previously reported pre-petition liabilities and income.


         The foregoing estimates represent the Company's views with respect to future events and financial performance. These estimates are subject to risks and uncertainties that could cause actual results and performance to differ from such statements (including the process set forth in the Purchase Agreement for finalizing the Closing Statements and the Purchase Price Adjustment Statement). Readers are cautioned not to place reliance on such estimates and the Company undertakes no obligation to update such estimates, whether as a result of new information, future events or otherwise (other than updates that are consistent with the Debtors' obligations to file monthly operating reports).

                                                                ACCRUAL BASIS -4
-----------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                           FOURTH QUARTER
-----------------------------------------------------             ------
                                                                   Bank: FIRSTAR
-----------------------------------------------------                    -------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
-----------------------------------------------------                  ---------
                                                         Account type: Operating
                                                                       ---------
NOTE:

ALL CASH DISBURSEMENTS, EXCLUDING INTER-ACCOUNT TRANSFERS, ARE DISBURSED OUT OF THE FIRSTAR OPERATING ACCOUNT #4889-40040 FROM SMTK EXPEDITE CO., INC. (f.k.a. SMARTALK TELESERVICES, INC.) CASE NUMBER 99-109.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 MONTH
CASH RECEIPTS AND
DISBURSEMENTS                                                            10/01/99 - 10/31/99
------------------------------------------------------------------------------------------------------------------------------------
             1. CASH - BEGINNING OF MONTH                                            $      (359)
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
             2. CASH SALES (FROM MERCHANT CARD RECHARGES)                            $         -
------------------------------------------------------------------------------------------------------------------------------------
             3. COLLECTION OF ACCOUNTS RECEIVABLE                                    $         -
------------------------------------------------------------------------------------------------------------------------------------
             4. LOANS & ADVANCES                                                     $         -
------------------------------------------------------------------------------------------------------------------------------------
             5. SALE OF ASSETS                                                       $         -
------------------------------------------------------------------------------------------------------------------------------------
             6. OTHER:
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSFERS IN FROM MONEY MARKET ACCOUNT          $ 2,200,000
------------------------------------------------------------------------------------------------------------------------------------
                   MISCELLANEOUS RECEIPTS FROM REFUNDS            $     7,625
------------------------------------------------------------------------------------------------------------------------------------
                   MISCELLANEOUS TIMING ADJUSTMENTS               $     1,362
------------------------------------------------------------------------------------------------------------------------------------
                TOTAL OTHER                                                          $ 2,208,987
------------------------------------------------------------------------------------------------------------------------------------
             7. TOTAL RECEIPTS                                                       $ 2,208,987
------------------------------------------------------------------------------------------------------------------------------------
             8. TOTAL CASH AVAILABLE                                                 $ 2,208,628
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------------------
             9. CHECKS WRITTEN - (SEE ATTACHED LIST)                                 $ 1,736,794
------------------------------------------------------------------------------------------------------------------------------------
            10. WIRE TRANSFERS - (SEE ATTACHED LIST)                                 $    50,000
------------------------------------------------------------------------------------------------------------------------------------
            11. OTHER:
------------------------------------------------------------------------------------------------------------------------------------
                  CASH TRANSFERS OUT                              $         -
------------------------------------------------------------------------------------------------------------------------------------
                  BANK CHARGES                                    $         -
------------------------------------------------------------------------------------------------------------------------------------
                  VOID CHECK FROM PREVIOUS PERIOD                 $         -
------------------------------------------------------------------------------------------------------------------------------------
            12. TOTAL OTHER                                                          $         -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                  ------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                $ 1,786,794
------------------------------------------------------------------------------------------------------------------------------------
                ENDING ACCOUNT BALANCE                                               $   421,834
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  ADD: CASH BALANCES FROM NON-OPERATING ACCOUNTS                                     $35,763,702
------------------------------------------------------------------------------------------------------------------------------------
                SEE ACCRUAL BASIS - 6
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  ADD: SHORT-TERM TREASURY BILL SECURITIES BALANCES                                  $42,166,565
------------------------------------------------------------------------------------------------------------------------------------
                SEE ACCRUAL BASIS - 6
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS - 6, LINE 14)                       $78,352,101
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                        ACCRUAL BASIS - 5
-------------------------------------------------

-------------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
-------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                  MONTH                    MONTH                MONTH
                                                         --------------------------------------------------------------------
                 ACCOUNTS RECEIVABLE AGING                   October 31, 1999
-----------------------------------------------------------------------------------------------------------------------------
  1. 0 - 30 days old                                     $                  -
-----------------------------------------------------------------------------------------------------------------------------
  2. 31 - 60 days old                                                       -
-----------------------------------------------------------------------------------------------------------------------------
  3. 61 - 90 days old                                                       -
-----------------------------------------------------------------------------------------------------------------------------
  4. 91+ days old                                                           -
-----------------------------------------------------------------------------------------------------------------------------
  5. TOTAL ACCOUNTS RECEIVABLE                                              -
-----------------------------------------------------------------------------------------------------------------------------
  6. AMOUNT CONSIDERED UNCOLLECTIBLE                                        -
-----------------------------------------------------------------------------------------------------------------------------
  7. ACCOUNTS RECEIVABLE (NET)                           $                  -
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
                                                                          MONTH:   October 31, 1999
                       AGING OF POSTPETITION ACCOUNTS PAYABLE
-----------------------------------------------------------------------------------------------------------------------------
                                   0-30             31-60           61-90           91+
                                   DAYS             DAYS             DAYS          DAYS             TOTAL
-----------------------------------------------------------------------------------------------------------------------------
     ACCOUNTS  PAYABLE         $ 2,958,968       $ 783,850        $152,855       $324,476       $ 4,220,149
-----------------------------------------------------------------------------------------------------------------------------

NOTE: Accounts payable aged over 30 days represent professional fees subject to 20% holdback provision pursuant to bankruptcy court order.

------------------------------------------------------------

STATUS OF POSTPETITION TAXES                                              MONTH:   October 31, 1999
                                                                                ----------------------
------------------------------------------------------------------------------------------------------------------------------------
                                            BEGINNING             AMOUNT                                 ENDING
                                               TAX            WITHHELD AND /          AMOUNT               TAX           DELINQUENT
FEDERAL                                     LIABILITY*          0R ACCRUED             PAID             LIABILITY           TAXES
------------------------------------------------------------------------------------------------------------------------------------
  1. WITHHOLDING**                          $        -         $        -          $         -         $         -       $        -
------------------------------------------------------------------------------------------------------------------------------------
  2. FICA-EMPLOYEE**                        $        -         $        -          $         -         $         -       $        -
------------------------------------------------------------------------------------------------------------------------------------
  3. FICA-EMPLOYER**                        $        -         $        -          $         -         $         -       $        -
------------------------------------------------------------------------------------------------------------------------------------
  4. UNEMPLOYMENT                           $        -         $        -          $         -         $         -       $        -
------------------------------------------------------------------------------------------------------------------------------------
  5. INCOME                                 $        -         $        -          $         -         $         -       $        -
------------------------------------------------------------------------------------------------------------------------------------
  6. OTHER (ATTACH LIST)                    $        -         $        -          $         -         $         -       $        -
------------------------------------------------------------------------------------------------------------------------------------
  7. TOTAL FEDERAL TAXES                    $        -         $        -          $         -         $         -       $        -
------------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------------------
  8. WITHHOLDING                            $        -         $        -          $         -         $         -       $        -
------------------------------------------------------------------------------------------------------------------------------------
  9. SALES                                  $        -         $        -          $         -         $         -       $        -
------------------------------------------------------------------------------------------------------------------------------------
 10. EXCISE                                 $        -         $        -          $         -         $         -       $        -
------------------------------------------------------------------------------------------------------------------------------------
 11. UNEMPLOYMENT                           $        -         $        -          $         -         $         -       $        -
------------------------------------------------------------------------------------------------------------------------------------
 12. REAL PROPERTY                          $        -         $        -          $         -         $         -       $        -
------------------------------------------------------------------------------------------------------------------------------------
 13. PERSONAL PROPERTY                      $        -         $        -          $         -         $         -       $        -
------------------------------------------------------------------------------------------------------------------------------------
 14. OTHER - STATE DISABILITY               $        -         $        -          $         -         $         -       $        -
------------------------------------------------------------------------------------------------------------------------------------
 15. TOTAL STATE & LOCAL                    $        -         $        -          $         -         $         -       $        -
------------------------------------------------------------------------------------------------------------------------------------
 16. TOTAL TAXES                            $        -         $        -          $         -         $         -       $        -
------------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

NOTE: No employees were employed by the debtors during the month.

-----------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                        ACCRUAL BASIS - 6
-----------------------------------------------------

-----------------------------------------------------
CASE  NUMBERS: 99-108 to 99-127 (MFW)
-----------------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                                        MONTH:    October 31, 1999
                                                                              ------------------------
-------------------------------------------------
BANK RECONCILIATIONS
                                                       Account #1      Account #2      Account #3         Account #4
----------------------------------------------------------------------------------------------------------------------
A.           BANK:                                      FIRSTAR         FIRSTAR          FIRSTAR           FIRSTAR
----------------------------------------------------------------------------------------------------------------------
B.           PURPOSE (TYPE):                           OPERATING         CANADA      UNITED KINGDOM        FLETCHER
----------------------------------------------------------------------------------------------------------------------
    1. BALANCE PER BANK STATEMENT                      $ 625,494       $ 19,727        $ 1,047,018       $ 30,188,339
----------------------------------------------------------------------------------------------------------------------
    2. ADD: TOTAL DEPOSITS NOT CREDITED                $      -        $     -         $         -       $          -
----------------------------------------------------------------------------------------------------------------------
    3. SUBTRACT: OUTSTANDING CHECKS                    $(203,660)      $     -         $         -       $          -
----------------------------------------------------------------------------------------------------------------------
    4. OTHER RECONCILING ITEMS (ATTACH LIST)           $      -        $     -         $         -       $          -
----------------------------------------------------------------------------------------------------------------------
    5. MONTH END BALANCE PER BOOKS                     $ 421,834       $ 19,727        $ 1,047,018       $ 30,188,339
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
    6. NUMBER OF LAST CHECK WRITTEN                         1592           1038               1027               None
----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------
BANK RECONCILIATIONS
                                                        Account #5      Account #6     Account #7
----------------------------------------------------------------------------------------------------------------------
A.           BANK:                                       FIRSTAR          FIRSTAR       FIRSTAR
------------------------------------------------------------------------------------------------------
B.           PURPOSE (TYPE):                           MONEY MARKET     FRAMINGHAM        CBCC
----------------------------------------------------------------------------------------------------------------------
    1. BALANCE PER BANK STATEMENT                      $ 3,564,542       $ 37,072       $ 906,904        $ 36,389,096
----------------------------------------------------------------------------------------------------------------------
    2. ADD: TOTAL DEPOSITS NOT CREDITED                $         -       $      -       $       -        $          -
----------------------------------------------------------------------------------------------------------------------
    3. SUBTRACT: OUTSTANDING CHECKS                    $         -       $      -       $       -        $   (203,660)
----------------------------------------------------------------------------------------------------------------------
    4. OTHER RECONCILING ITEMS (ATTACH LIST)           $         -       $      -       $       -        $          -
----------------------------------------------------------------------------------------------------------------------
    5. MONTH END BALANCE PER BOOKS                     $ 3,564,542       $ 37,072       $ 906,904        $ 36,185,436
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
    6. NUMBER OF LAST CHECK WRITTEN                           None           None            None
----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT ACCOUNTS

-----------------------------------------------------------------------------------------------------------------------------------
                                                           DATE OF              MATURITY                               PURCHASE
BANK ACCOUNT NAME & NUMBER                                 PURCHASE               DATE          TYPE OF INSTRUMENT       PRICE
-----------------------------------------------------------------------------------------------------------------------------------
    7. FIRSTAR  TREASURY BILL ACCOUNT  #2260-00038     August 19, 1999      September 30, 1999    TREASURY BILL      $ 47,499,772
-----------------------------------------------------------------------------------------------------------------------------------
    8. FIRSTAR  TREASURY BILL ACCOUNT  #2260-00038     September 30, 1999   November 30,1999      TREASURY BILL      $  9,999,531
-----------------------------------------------------------------------------------------------------------------------------------
    9. FIRSTAR  TREASURY BILL ACCOUNT  #2260-00038     September 30, 1999   December 31, 1999     TREASURY BILL      $  9,999,179
-----------------------------------------------------------------------------------------------------------------------------------
   10. FIRSTAR  TREASURY BILL ACCOUNT  #2260-00038     September 30, 1999   March 23, 2000        TREASURY BILL      $ 21,999,500
-----------------------------------------------------------------------------------------------------------------------------------
   11.                   TOTAL INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT ACCOUNTS
                                                          CURRENT
BANK ACCOUNT NAME & NUMBER                                 VALUE
-------------------------------------------------------------------
    7. FIRSTAR TREASURY BILL ACCOUNT  #2260-00038         MATURED
-------------------------------------------------------------------
    8. FIRSTAR TREASURY BILL ACCOUNT  #2260-00038      $ 10,037,147
-------------------------------------------------------------------
    9. FIRSTAR TREASURY BILL ACCOUNT  #2260-00038      $ 10,038,601
-------------------------------------------------------------------
   10. FIRSTAR TREASURY BILL ACCOUNT  #2260-00038      $ 22,090,817
-------------------------------------------------------------------
   11.                   TOTAL INVESTMENTS             $ 42,166,565
-------------------------------------------------------------------

--------------------------------
CASH

-------------------------------------------------------------------
   12. PETTY CASH                                      $        100
-------------------------------------------------------------------

-------------------------------------------------------------------
   13. CURRENCY ON HAND                                $ 36,185,536
-------------------------------------------------------------------

-------------------------------------------------------------------
   14. TOTAL CASH - END OF MONTH                       $ 78,352,101
-------------------------------------------------------------------

-------------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                        ACCRUAL BASIS - 7
-------------------------------------------------------

-------------------------------------------------------
CASE NUMBERS: 99-108 to 99-127 (MFW)
-------------------------------------------------------

                                                      MONTH:  October 31, 1999
                                                            -------------------

--------------------------------------------------------------------------------
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------------------------------------------------------------------------------
                                                       INSIDERS
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  CUMULATIVE
                                                                          TYPE OF            AMOUNT                 UNPAID
               NAME                     POSITION                          PAYMENT             PAID                 BALANCE
----------------------------------------------------------------------------------------------------------------------------
   1. Lois Mannon               Chief Accounting Officer              Fees & Expenses        $ 9,995                  0
----------------------------------------------------------------------------------------------------------------------------
   2. Thaddeus Bereday          President                             Fees & Expenses         71,863                  0
----------------------------------------------------------------------------------------------------------------------------
   3. Fred Fielding             Director, SmarTalk Teleservices       Expenses                 2,903                  0
----------------------------------------------------------------------------------------------------------------------------
   4.
----------------------------------------------------------------------------------------------------------------------------
   5.
----------------------------------------------------------------------------------------------------------------------------
   6.
----------------------------------------------------------------------------------------------------------------------------
   7.
----------------------------------------------------------------------------------------------------------------------------
   8.
----------------------------------------------------------------------------------------------------------------------------
   9.
----------------------------------------------------------------------------------------------------------------------------
  10.
----------------------------------------------------------------------------------------------------------------------------
                       TOTAL PAYMENTS TO INSIDERS                                            $84,761
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                   PROFESSIONALS
----------------------------------------------------------------------------------------------------------------------------
                                                              TYPE                 DATE OF COURT
                                                               OF                ORDER AUTHORIZING       AMOUNT           AMOUNT
                          NAME                            PROFESSIONAL                PAYMENT           APPROVED           PAID
------------------------------------------------------------------------------------------------------------------------------------
   1. Arthur Andersen LLP                                 Consultant             January 20, 1999      $  252,028       $  252,028
------------------------------------------------------------------------------------------------------------------------------------
   2. Crossroads Capital Partners                         Consultant             January 20, 1999      $        -       $        -
------------------------------------------------------------------------------------------------------------------------------------
   3. Ernst & Young LLP                                   Consultant             January 20, 1999      $        -       $        -
------------------------------------------------------------------------------------------------------------------------------------
   4. Executive Sounding Board                            Consultant             January 20, 1999      $  184,059       $  184,059
------------------------------------------------------------------------------------------------------------------------------------
   5. Hennigan, Mercer & Bennett                          Legal                  January 20, 1999      $  305,743       $  305,743
------------------------------------------------------------------------------------------------------------------------------------
   6. Houlihan, Lokey, Howard & Zukin Capital             Investment Banker      January 20, 1999      $  360,444       $  360,444
------------------------------------------------------------------------------------------------------------------------------------
   7. Klehr, Harrison, Harvey, Branzburg & Ellers LLP     Legal                  January 20, 1999      $        -       $        -
------------------------------------------------------------------------------------------------------------------------------------
   8. Morgan, Lewis & Bockius                             Legal                  January 20, 1999      $   49,044       $   49,044
------------------------------------------------------------------------------------------------------------------------------------
   9. Munsch, Hardt, Kopf & Harr                          Legal                  January 20, 1999      $  261,593       $  261,593
------------------------------------------------------------------------------------------------------------------------------------
  10. Young, Conaway, Stargatt & Taylor                   Legal                  January 20, 1999      $   20,635       $   20,635
------------------------------------------------------------------------------------------------------------------------------------
  11. Zolpho Cooper, LLC                                  Consultant             January 20, 1999      $   41,041       $   41,041
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL PAYMENTS TO PROFESSIONALS                                                                  $1,474,587       $1,474,587
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                              TOTAL PAID
                          NAME                                 TO DATE
-------------------------------------------------------------------------
   1. Arthur Andersen LLP                                    $  429,625
-------------------------------------------------------------------------
   2. Crossroads Capital Partners                            $  115,023
-------------------------------------------------------------------------
   3. Ernst & Young LLP                                      $  997,632
-------------------------------------------------------------------------
   4. Executive Sounding Board                               $  209,262
-------------------------------------------------------------------------
   5. Hennigan, Mercer & Bennett                             $  763,495
-------------------------------------------------------------------------
   6. Houlihan, Lokey, Howard & Zukin Capital                $  520,444
-------------------------------------------------------------------------
   7. Klehr, Harrison, Harvey, Branzburg & Ellers LLP        $   52,433
-------------------------------------------------------------------------
   8. Morgan, Lewis & Bockius                                $  295,854
-------------------------------------------------------------------------
   9. Munsch, Hardt, Kopf & Harr                             $  910,430
-------------------------------------------------------------------------
  10. Young, Conaway, Stargatt & Taylor                      $  291,527
-------------------------------------------------------------------------
  11. Zolpho Cooper, LLC                                     $  364,908
-------------------------------------------------------------------------
      TOTAL PAYMENTS TO PROFESSIONALS                        $4,950,633
-------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ADEQUATE PROTECTION PAYMENTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                       SCHEDULED               AMOUNTS
                                                                        MONTHLY                  PAID                  TOTAL
                                                                       PAYMENTS                 DURING                 UNPAID
                                NAME OF CREDITOR                          DUE                   MONTH               POSTPETITION
------------------------------------------------------------------------------------------------------------------------------------
   1. NOT APPLICABLE DURING THE CURRENT REPORTING PERIOD
------------------------------------------------------------------------------------------------------------------------------------
   2.
------------------------------------------------------------------------------------------------------------------------------------
   3.
------------------------------------------------------------------------------------------------------------------------------------
   4.
------------------------------------------------------------------------------------------------------------------------------------
   5.
------------------------------------------------------------------------------------------------------------------------------------
                        TOTAL
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                        ACCRUAL BASIS - 8
--------------------------------------------------

--------------------------------------------------
CASE NUMBERS: 99-108 to 99-127 (MFW)
--------------------------------------------------

                                               MONTH:     October 31, 1999
                                                      ------------------------

------------------------------------
QUESTIONNAIRE
----------------------------------------------------------------------------------------------------------
                                                                                  YES            NO
----------------------------------------------------------------------------------------------------------
  1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
     THE NORMAL COURSE OF BUSINESS DURING THIS REPORTING PERIOD?                                  X
----------------------------------------------------------------------------------------------------------
  2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                   X
----------------------------------------------------------------------------------------------------------
  3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE FROM RELATED PARTIES?                                                             X
----------------------------------------------------------------------------------------------------------
  4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?                                                                       X
----------------------------------------------------------------------------------------------------------
  5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                                                       X
----------------------------------------------------------------------------------------------------------
  6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                 X
----------------------------------------------------------------------------------------------------------
  7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
     PAST DUE?                                                                                    X
----------------------------------------------------------------------------------------------------------
  8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                             X
----------------------------------------------------------------------------------------------------------
  9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                   X
----------------------------------------------------------------------------------------------------------
 10. ARE ANY AMOUNTS OWED TO POSTPETITION  CREDITORS                              X
----------------------------------------------------------------------------------------------------------
 11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
     REPORTING PERIOD?                                                                            X
----------------------------------------------------------------------------------------------------------
 12. ARE ANY WAGE PAYMENTS PAST DUE?                                                              X
----------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.


------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
 10. Pursuant to ordinary course business transactions with creditors in accordance with standard payment terms, certain amounts were outstanding.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSURANCE
------------------------------------------------------------------------------------------------------------
                                                                                  YES            NO
------------------------------------------------------------------------------------------------------------
  1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                                     X
------------------------------------------------------------------------------------------------------------
  2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                       X
------------------------------------------------------------------------------------------------------------
  3. PLEASE ITEMIZE POLICIES BELOW.
------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD,
PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                    INSURANCE POLICIES
-------------------------------------------------------------------------------------------------------------------------
            TYPE OF                                                           PERIOD                    PAYMENT AMOUNT
            POLICY                              CARRIER                       COVERED                    & FREQUENCY
-------------------------------------------------------------------------------------------------------------------------
  1. Crime                                  Travelers Group                8/6/99-8/6/00                $3,587 & annual
-------------------------------------------------------------------------------------------------------------------------
  2. Business Auto                          Travelers Group                3/24/99-3/24/00              $8,106 annual
-------------------------------------------------------------------------------------------------------------------------
  3. Boiler & Machinery                     Travelers Group                3/24/99-3/24/00              $1,547 annual
-------------------------------------------------------------------------------------------------------------------------
  4. Commercial Umbrella                    Travelers Group                3/24/99-3/24/00              $12,212 annual
-------------------------------------------------------------------------------------------------------------------------
  5. Fiduciary Liability                    Travelers Group                3/24/99-3/24/00              $1,002  annual
-------------------------------------------------------------------------------------------------------------------------
  6. Commercial Package Policy              Travelers Group                3/24/99-3/24/00              $41,532 annual
-------------------------------------------------------------------------------------------------------------------------
  7.
-------------------------------------------------------------------------------------------------------------------------
  8.
-------------------------------------------------------------------------------------------------------------------------
  9.
-------------------------------------------------------------------------------------------------------------------------
 10.
-------------------------------------------------------------------------------------------------------------------------
 11.
-------------------------------------------------------------------------------------------------------------------------
 12.
-------------------------------------------------------------------------------------------------------------------------

* Worker's Compensation and General Liability premiums are based on "estimated" payrolls. Premium adjustments may be made as actual payrolls are known.

------------------------------------------------------------
DEBTORS: WORLDWIDE DIRECT, INC., et al.                        ACCRUAL BASIS - 9
------------------------------------------------------------

------------------------------------------------------------
CASE NUMBERS: 99-108 to 99-127 (MFW)
------------------------------------------------------------

                                  MONTH:   October 31, 1999
                                        --------------------

-----------------------------------------------------------------------------------------------------------
                                   PERSONNEL *
-----------------------------------------------------------------------------------------------------------
                                                                            FULL TIME          PART TIME
-----------------------------------------------------------------------------------------------------------
1.     Total number of employees at beginning of month                          0                 0
-----------------------------------------------------------------------------------------------------------
2.     Number of employees hired during the month                               0                 0
-----------------------------------------------------------------------------------------------------------
3.     Number of employees terminated or resigned during the month              0                 0
-----------------------------------------------------------------------------------------------------------
4.     Total number of employees on payroll at end of month                     0                 0
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

* Effective May 1999, the Debtors no longer have any employees. Rather, the eight representatives responsible for administering the bankruptcy estates have been engaged as independent contractors.

--------------------------------------------------------------------------------
                                CHANGE OF ADDRESS



--------------------------------------------------------------------------------

If your mailing address has changed and you have not previously notified the United States Trustees of the change, list your new address below: